Exhibit 10.27

Summary of Restricted Stock Bonus Grant to the CFO in July 2004 Under The Openwave Systems Inc. 2001 Stock Compensation Plan.

The following grant was made using the form of Restricted Stock Bonus Agreement filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K filed on September 30, 2002.

Participant	Grant Date	Restricted Shares	Vesting Schedule
Joshua Pace	7/19/2004	35,000	729 shares vesting on August 1, 2004 with the remaining shares to vest quarterly over a two year period, commencing on November 1, 2004.